EXHIBIT 99.1

FOR IMMEDIATE RELEASE:	CONTACT:
Geoff High, Vice President of Investor Relations
303-604-3924
DMC GLOBAL REPORTS SECOND QUARTER FINANCIAL RESULTS
•Second quarter sales were $157.0 million
•Net income attributable to DMC was $0.5 million, or $0.10 per diluted share
•Adjusted EBITDA attributable to DMC* was $10.7 million
BROOMFIELD, Colo. – July 29, 2026 - DMC Global Inc. (Nasdaq: BOOM) today reported financial results for its second quarter ended June 30, 2026.
Consolidated sales and adjusted EBITDA attributable to DMC were at or above the high end of management's forecasts, driven by meaningfully improved results at Arcadia Products, DMC’s building products business, which delivered its strongest sales performance since the second quarter of 2024. Second quarter consolidated sales were $157.0 million, level with the 2025 second quarter and up 16% sequentially. Adjusted EBITDA attributable to DMC was $10.7 million, down 21% versus the 2025 second quarter, and up 174% sequentially. The year-over-year decline in adjusted EBITDA was driven by unfavorable mix, higher input costs and price pressure at DynaEnergetics, DMC’s energy products business.
The commercial construction market, particularly for larger, longer-term project business, remains highly challenged as reflected by the American Institute of Architects’ Architectural Billings Index, which has gone a record 41 consecutive months without a majority of firms reporting billings growth. Despite this, Arcadia reported second quarter sales of $67.4 million, up 9% versus the year-ago second quarter, and up 19% sequentially. Adjusted EBITDA attributable to DMC was $5.5 million, up 36% year over year and up 135% sequentially due to higher sales and improved fixed cost absorption.
Arcadia’s improved performance was driven by successful efforts to strengthen its short-cycle commercial product line through improved product availability and service across its network of regional service centers. The high-end residential windows and door line also reported improved year-over-year performance. Meanwhile, Arcadia’s sales also benefitted from higher average aluminum prices, which were up 79% year over year and 11% sequentially.
DynaEnergetics reported second quarter sales of $67.4 million, flat versus the year-ago second quarter, and up 13% sequentially. Adjusted EBITDA, which included $1.5 million in tariff refunds, was $5.6 million, down 37% from the 2025 second quarter and up 105% from the prior quarter. The sequential increase was driven by sales growth and tariff refunds, while the year-over-year decline resulted from previously mentioned unfavorable mix, input-cost and price factors.
Demand at DynaEnergetics remains steady across its North American and international markets. DynaEnergetics also recently completed the first customer deliveries of a new perforating system purpose-built for Enhanced Geothermal Systems (EGS) applications, which often involve large wellbores and extreme downhole conditions.
At NobelClad, DMC’s composite metals business, second quarter sales were $22.2 million, down 17% versus last year’s second quarter, but up 15% sequentially. Second quarter sales were negatively impacted by customer delays in taking delivery of certain clad-plate orders. Adjusted EBITDA was $3.0 million, down 31% year over year, but up 60% versus the prior quarter. NobelClad ended the second quarter with an order backlog of $63.5 million versus $70.3 million at the end of the 2026 first quarter. Shipments from NobelClad’s backlog are expected to improve during the third quarter as customer delays in delivery acceptance abate.
“Although each of our businesses continues to be impacted by difficult end market conditions, we benefitted from specific improvement initiatives discussed in prior quarters, most notably at Arcadia,” said James O’Leary, president and CEO. Looking ahead, both DynaEnergetics and NobelClad should benefit as market headwinds begin to ease. Finally, I would like to thank our associates for their continued hard work and focus during the most recent quarter.”
Guidance
Third quarter sales are expected to be in a range of $158 million to $168 million, with adjusted EBITDA attributable to DMC anticipated in a range of $10 million to $13 million. The expected sequential improvements reflect steady performance at Arcadia, expected increases in well completion activity in DynaEnergetics’ oil and gas and EGS markets, and increased project shipments at NobelClad. DMC’s third quarter guidance does not contemplate increased disruptions in international supply chains due to ongoing hostilities in the Middle East, which could impact both DynaEnergetics and NobelClad, continued volatility in aluminum input costs at Arcadia, or generally weaker end market conditions.
This guidance remains highly dependent on macroeconomic conditions, particularly within DMC’s core energy and construction markets, and may change—either positively or negatively—as these volatile factors evolve throughout 2026.
Summary Second Quarter Results

	Three months ended			Change
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Sequential	Year-on-year
Net sales	$156,953	$135,595	$155,487	16%	1%
Gross profit percentage	21.9%	18.8%	23.6%
SG&A	$24,541	$24,604	$26,147	—%	(6)%
Net income (loss)	$2,017	$(6,810)	$321	130%	528%
Net income (loss) attributable to DMC	$507	$(6,065)	$116	108%	337%
Diluted net income (loss) per share attributable to DMC	$0.10	$(0.34)	$(0.24)	129%	142%
Adjusted net income (loss) attributable to DMC	$727	$(5,697)	$2,473	113%	(71)%
Adjusted diluted net income (loss) per share	$0.04	$(0.28)	$0.12	114%	(67)%
Adjusted EBITDA attributable to DMC	$10,673	$3,895	$13,538	174%	(21)%
Adjusted EBITDA before NCI allocation	$14,333	$5,456	$16,228	163%	(12)%
Adjusted EBITDA before NCI allocation margin	9.1%	4.0%	10.4%
Arcadia Products

	Three months ended			Change
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Sequential	Year-on-year
Net sales	$67,419	$56,706	$61,980	19%	9%
Gross profit percentage	27.7%	24.1%	26.2%
Adjusted EBITDA attributable to DMC	$5,490	$2,341	$4,035	135%	36%
Adjusted EBITDA before NCI allocation	$9,150	$3,902	$6,725	134%	36%
Adjusted EBITDA before NCI allocation margin	13.6%	6.9%	10.9%

DynaEnergetics

	Three months ended			Change
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Sequential	Year-on-year
Net sales	$67,383	$59,547	$66,862	13%	1%
Gross profit percentage	15.9%	12.6%	20.9%
Adjusted EBITDA	$5,638	$2,746	$8,979	105%	(37)%
Adjusted EBITDA margin	8.4%	4.6%	13.4%
NobelClad

	Three months ended			Change
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Sequential	Year-on-year
Net sales	$22,151	$19,342	$26,645	15%	(17)%
Gross profit percentage	22.6%	22.6%	24.7%
Adjusted EBITDA	$3,032	$1,893	$4,399	60%	(31)%
Adjusted EBITDA margin	13.7%	9.8%	16.5%
•NobelClad's rolling 12-month bookings were $106.9 million, and the 12-month book-to-bill ratio was 1.33.
Conference call information
The conference call will begin today at 5 p.m. Eastern (3 p.m. Mountain) and will be accessible by dialing 877-407-5783 (or +1 201-689-8782 for international callers).
Investors are invited to listen to the webcast live via the Internet at:
https://event.choruscall.com/mediaframe/webcast.html?webcastid=JzbhrP5f

Webcast participants should access the website at least 15 minutes early to register and download any necessary audio software. The webcast also will be available on the Investor page of DMC’s website, located at: ir.dmcglobal.com. A replay of the webcast will be available for six months.
*Use of Non-GAAP Financial Measures
In addition to disclosing financial results that are determined in accordance with generally accepted accounting principles in the United States (GAAP), DMC also discloses certain non-GAAP financial measures that we use in operational and financial decision making. Non-GAAP financial measures include the following:
•EBITDA: defined as net income (loss) plus net interest, taxes, depreciation and amortization.
•Adjusted EBITDA: excludes from EBITDA stock-based compensation, restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance (as further described in the tables below).
•Adjusted EBITDA attributable to DMC Global Inc.: excludes the Adjusted EBITDA attributable to the 40% redeemable noncontrolling interest in Arcadia Products.
•Adjusted EBITDA for DMC business segments: defined as operating income (loss) plus depreciation, amortization, allocated stock-based compensation (if applicable), restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC's operating performance.
•Adjusted net income (loss): defined as net income (loss) attributable to DMC Global Inc. stockholders prior to the adjustment of redeemable noncontrolling interest plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC’s operating performance.

•Adjusted diluted earnings per share: defined as diluted earnings per share attributable to DMC Global Inc. stockholders (exclusive of adjustment of redeemable noncontrolling interest) plus restructuring expenses and asset impairment charges (if applicable) and, when appropriate, nonrecurring items that management does not utilize in assessing DMC's operating performance.
•Net debt: defined as total debt less consolidated cash and cash equivalents per the Condensed Consolidated Balance Sheets.
Management believes providing these additional financial measures is useful to investors in understanding DMC's operating performance, excluding the effects of restructuring, impairment, and other nonrecurring charges, as well as its liquidity. Management typically monitors the business utilizing the above non-GAAP measures, in addition to GAAP results, to understand and compare operating results across accounting periods, and certain management incentive awards are based, in part, on these measures. The presence of non-GAAP financial measures in this report is not intended to suggest that such measures be considered in isolation or as a substitute for, or as superior to, DMC’s GAAP information, and investors are cautioned that the non-GAAP financial measures are limited in their usefulness.
Because not all companies use identical calculations, DMC’s presentation of non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. However, these measures can still be useful in evaluating the company’s performance against its peer companies because management believes the measures provide users with valuable insight into key components of GAAP financial disclosures. For example, a company with greater GAAP net income may not be as appealing to investors if its net income is more heavily comprised of gains on asset sales. Likewise, eliminating the effects of interest income and expense moderates the impact of a company’s capital structure on its performance.
DMC is unable to reconcile its expected third quarter 2026 adjusted EBITDA attributable to DMC to the most directly comparable projected GAAP financial measure because certain information necessary to calculate such measure on a GAAP basis is unavailable or dependent on the timing of future events outside of DMC’s control. Therefore, because of the uncertainty and variability of the nature of and the amount of any potential applicable future adjustments, which could be significant, DMC is unable to provide a reconciliation for expected adjusted EBITDA attributable to DMC without unreasonable efforts.
About DMC Global Inc.
DMC Global is an owner and operator of innovative, asset-light manufacturing businesses that provide unique, highly engineered products and differentiated solutions. DMC’s businesses have established leadership positions in their respective markets and consist of: Arcadia Products, a leading supplier of architectural building products; DynaEnergetics, which serves the global energy industry; and NobelClad, which addresses the global industrial infrastructure and transportation sectors. Based in Broomfield, Colorado, DMC trades on Nasdaq under the symbol “BOOM.” For more information, visit: http://www.dmcglobal.com/.
###
Safe Harbor Language
Except for the historical information contained herein, this news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including third quarter 2026 guidance on sales and adjusted EBITDA attributable to DMC; the expectation of accelerated order shipments at NobelClad as delays in order acceptance by customers is expected to abate; the expected easing of macroeconomic headwinds at DynaEnergetics and NobelClad; the expected increase in well completion activity in DynaEnergetics’ end markets, and the expected steady performance in results at Arcadia. Such statements and information are based on numerous assumptions regarding present and future business strategies, the markets in which we operate, anticipated costs and the ability to achieve goals. Forward-looking information and statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results and performance to be materially different from those expressed or implied by such forward-looking information and statements, including but not limited to: changes in global economic conditions, including tariffs or reciprocal tariffs; our ability to obtain new contracts at attractive prices; the size and timing of customer orders and shipments; product pricing and margins; our ability to realize sales from our backlog and our ability to adjust our manufacturing and supply chain; fluctuations in customer demand; our ability to manage periods of growth and contraction effectively; general economic conditions, both domestic and foreign, impacting our business and the business of the end-market users we serve; competitive factors; the timely completion of contracts; the timing and size of expenditures; the timely receipt of government approvals and permits; the price and availability of metal and other raw materials; the adequacy of local labor supplies at our facilities; current or future limits on manufacturing capacity at our various operations; the impact of catastrophic weather events on our business and that of our customers; the ability to remain an innovative leader in our fields of business; the costs and impacts of pending or future litigation or regulatory matters; changes to legislation, regulation or public sentiment related to our business and the industries in which our customers operate; the impacts of trade and economic sanctions or other restrictions imposed by the European Union, the United States or other countries; costs and risks associated with compliance with laws and regulations, including the United States Foreign Corrupt Practices Act and similar legislation; the availability and cost of funds; fluctuations in foreign currencies; actions of activist stockholders or others; the impact of our stockholder protection rights agreement, which includes terms and conditions that could discourage a takeover or other transaction that stockholders may consider favorable, as well as the other risks detailed from time to time in our SEC reports, including the annual report on Form 10-K for the year ended December 31, 2025. We do not undertake any obligation to release public revisions to any forward-looking statement, including, without limitation, to reflect events or circumstances after the date of this news release, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Three months ended			Change
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Sequential	Year-on-year
NET SALES	$156,953	$135,595	$155,487	16%	1%
COST OF PRODUCTS SOLD	122,598	110,152	118,756	11%	3%
Gross profit	34,355	25,443	36,731	35%	(6)%
Gross profit percentage	21.9%	18.8%	23.6%
COSTS AND EXPENSES:
General and administrative expenses	13,916	14,132	15,905	(2)%	(13)%
Selling and distribution expenses	10,625	10,472	10,242	1%	4%
Amortization of purchased intangible assets	4,357	4,356	4,763	—%	(9)%
Strategic review and related expenses	—	—	775	—%	(100)%
Restructuring expenses and asset impairments	239	566	1,149	(58)%	(79)%
Total costs and expenses	29,137	29,526	32,834	(1)%	(11)%
OPERATING INCOME (LOSS)	5,218	(4,083)	3,897	228%	34%
OTHER EXPENSE:
Other income (expense), net	15	(45)	(346)	133%	104%
Interest expense, net	(1,280)	(1,461)	(1,811)	(12)%	(29)%
INCOME (LOSS) BEFORE INCOME TAXES	3,953	(5,589)	1,740	171%	127%
INCOME TAX PROVISION	1,936	1,221	1,419	59%	36%
NET INCOME (LOSS)	2,017	(6,810)	321	130%	528%
Less: Net income (loss) attributable to redeemable noncontrolling interest	1,510	(745)	205	303%	637%
NET INCOME (LOSS) ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$507	$(6,065)	$116	108%	337%
NET INCOME (LOSS) PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$0.10	$(0.34)	$(0.24)	129%	142%
Diluted	$0.10	$(0.34)	$(0.24)	129%	142%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	20,199,424	20,066,158	20,134,760	1%	—%
Diluted	20,235,822	20,066,158	20,134,760	1%	1%
Reconciliation to net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025
Net income (loss) attributable to DMC Global Inc. stockholders	$507	$(6,065)	$116
Adjustment of redeemable noncontrolling interest	1,541	(735)	(4,900)
Net income (loss) attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$2,048	$(6,800)	$(4,784)

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in Thousands, Except Share and Per Share Data)
(unaudited)

	Six months ended		Change
	Jun 30, 2026	Jun 30, 2025	Year-on-year
NET SALES	$292,548	$314,777	(7)%
COST OF PRODUCTS SOLD	232,750	236,847	(2)%
Gross profit	59,798	77,930	(23)%
Gross profit percentage	20.4%	24.8%
COSTS AND EXPENSES:
General and administrative expenses	28,048	32,579	(14)%
Selling and distribution expenses	21,097	21,868	(4)%
Amortization of purchased intangible assets	8,713	9,526	(9)%
Strategic review and related expenses	—	2,073	(100)%
Restructuring expenses and asset impairments	805	1,474	(45)%
Total costs and expenses	58,663	67,520	(13)%
OPERATING INCOME	1,135	10,410	(89)%
OTHER EXPENSE:
Other expense, net	(30)	(564)	(95)%
Interest expense, net	(2,741)	(3,510)	(22)%
(LOSS) INCOME BEFORE INCOME TAXES	(1,636)	6,336	126%
INCOME TAX PROVISION	3,157	4,152	(24)%
NET (LOSS) INCOME	(4,793)	2,184	319%
Less: Net income attributable to redeemable noncontrolling interest	765	1,391	(45)%
NET (LOSS) INCOME ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS	$(5,558)	$793	801%
NET LOSS PER SHARE ATTRIBUTABLE TO DMC GLOBAL INC. STOCKHOLDERS
Basic	$(0.24)	$(0.20)	20%
Diluted	$(0.24)	$(0.20)	20%
WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	20,133,159	19,861,073	1%
Diluted	20,133,159	19,861,073	1%
Reconciliation to net loss attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Six months ended
	Jun 30, 2026	Jun 30, 2025
Net (loss) income attributable to DMC Global Inc. stockholders	$(5,558)	$793
Adjustment of redeemable noncontrolling interest	806	(4,819)
Net loss attributable to DMC Global Inc. stockholders after adjustment of redeemable noncontrolling interest	$(4,752)	$(4,026)

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

Arcadia Products

	Three months ended			Change
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Sequential	Year-on-year
Net sales	$67,419	$56,706	$61,980	19%	9%
Gross profit	18,664	13,665	16,250	37%	15%
Gross profit percentage	27.7%	24.1%	26.2%
COSTS AND EXPENSES:
General and administrative expenses	6,205	6,431	6,489	(4)%	(4)%
Selling and distribution expenses	4,410	4,385	4,290	1%	3%
Amortization of purchased intangible assets	4,357	4,356	4,763	—%	(9)%
Restructuring expenses and asset impairments	47	495	192	(91)%	(76)%
Operating income (loss)	3,645	(2,002)	516	282%	606%
Adjusted EBITDA	9,150	3,902	6,725	134%	36%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(3,660)	(1,561)	(2,690)	134%	36%
Adjusted EBITDA attributable to DMC Global Inc.	$5,490	$2,341	$4,035	135%	36%

	Six months ended		Change
	Jun 30, 2026	Jun 30, 2025	Year-on-year
Net sales	$124,125	$127,560	(3)%
Gross profit	32,329	36,611	(12)%
Gross profit percentage	26.0%	28.7%
COSTS AND EXPENSES:
General and administrative expenses	12,636	13,949	(9)%
Selling and distribution expenses	8,795	9,107	(3)%
Amortization of purchased intangible assets	8,713	9,526	(9)%
Restructuring expenses and asset impairments	542	517	5%
Operating income	1,643	3,512	(53)%
Adjusted EBITDA	13,052	16,052	(19)%
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(5,221)	(6,421)	(19)%
Adjusted EBITDA attributable to DMC Global Inc.	$7,831	$9,631	(19)%
DynaEnergetics

	Three months ended			Change
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Sequential	Year-on-year
Net sales	$67,383	$59,547	$66,862	13%	1%
Gross profit	10,714	7,505	13,959	43%	(23)%
Gross profit percentage	15.9%	12.6%	20.9%
COSTS AND EXPENSES:
General and administrative expenses	2,619	2,640	3,028	(1)%	(14)%
Selling and distribution expenses	4,101	3,882	3,774	6%	9%
Restructuring expenses and asset impairments	67	71	746	(6)%	(91)%
Operating income	3,927	912	6,411	331%	(39)%
Adjusted EBITDA	$5,638	$2,746	$8,979	105%	(37)%

DMC GLOBAL INC.
SEGMENT STATEMENTS OF OPERATIONS
(Amounts in Thousands)
(unaudited)

	Six months ended		Change
	Jun 30, 2026	Jun 30, 2025	Year-on-year
Net sales	$126,930	$132,413	(4)%
Gross profit	18,219	26,770	(32)%
Gross profit percentage	14.4%	20.2%
COSTS AND EXPENSES:
General and administrative expenses	5,259	5,775	(9)%
Selling and distribution expenses	7,983	8,250	(3)%
Restructuring expenses and asset impairments	138	746	(82)%
Operating income	4,839	11,999	(60)%
Adjusted EBITDA	$8,384	$16,358	(49)%
NobelClad

	Three months ended			Change
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Sequential	Year-on-year
Net sales	$22,151	$19,342	$26,645	15%	(17)%
Gross profit	5,010	4,377	6,593	14%	(24)%
Gross profit percentage	22.6%	22.6%	24.7%
COSTS AND EXPENSES:
General and administrative expenses	746	1,168	852	(36)%	(12)%
Selling and distribution expenses	2,081	2,157	2,123	(4)%	(2)%
Restructuring expenses and asset impairments	—	—	211	—%	(100)%
Operating income	2,183	1,052	3,407	108%	(36)%
Adjusted EBITDA	$3,032	$1,893	$4,399	60%	(31)%

	Six months ended		Change
	Jun 30, 2026	Jun 30, 2025	Year-on-year
Net sales	$41,493	$54,804	(24)%
Gross profit	9,387	14,690	(36)%
Gross profit percentage	22.6%	26.8%
COSTS AND EXPENSES:
General and administrative expenses	1,914	2,043	(6)%
Selling and distribution expenses	4,238	4,407	(4)%
Restructuring expenses and asset impairments	—	211	(100)%
Operating income	3,235	8,029	(60)%
Adjusted EBITDA	$4,925	$9,815	(50)%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in Thousands)

				Change
	Jun 30, 2026	Mar 31, 2026	Dec 31, 2025	Sequential	Year-end
	(unaudited)	(unaudited)
ASSETS

Cash and cash equivalents	$28,551	$31,511	$31,898	(9)%	(10)%
Accounts receivable, net	102,051	90,861	93,697	12%	9%
Inventories	167,309	167,002	144,552	—%	16%
Prepaid expenses and other	15,256	12,210	16,224	25%	(6)%
Total current assets	313,167	301,584	286,371	4%	9%
Property, plant and equipment, net	121,104	124,407	127,358	(3)%	(5)%
Purchased intangible assets, net	146,338	150,695	155,051	(3)%	(6)%
Other long-term assets	69,017	71,723	67,051	(4)%	3%
Total assets	$649,626	$648,409	$635,831	—%	2%

LIABILITIES, REDEEMABLE NONCONTROLLING INTEREST, AND STOCKHOLDERS’ EQUITY

Accounts payable	$49,076	$58,386	$48,188	(16)%	2%
Contract liabilities	30,072	27,048	22,568	11%	33%
Accrued income taxes	2,762	2,087	4,289	32%	(36)%
Current portion of long-term debt	3,750	3,750	3,438	—%	9%
Other current liabilities	36,870	34,690	35,842	6%	3%
Total current liabilities	122,530	125,961	114,325	(3)%	7%
Long-term debt	55,314	50,204	47,206	10%	17%
Deferred tax liabilities	412	117	475	252%	(13)%
Other long-term liabilities	46,940	49,852	44,695	(6)%	5%
Redeemable noncontrolling interest	187,080	187,080	187,080	—%	—%
Stockholders’ equity	237,350	235,195	242,050	1%	(2)%
Total liabilities, redeemable noncontrolling interest, and stockholders’ equity	$649,626	$648,409	$635,831	—%	2%

DMC GLOBAL INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in Thousands)
(unaudited)

	Three months ended			Six months ended
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$2,017	$(6,810)	$321	$(4,793)	$2,184
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation	3,588	3,715	3,707	7,303	7,367
Amortization of purchased intangible assets	4,357	4,356	4,763	8,713	9,526
Amortization of deferred debt issuance costs	241	231	231	472	448
Stock-based compensation	794	863	1,417	1,657	3,016
Bad debt expense	34	61	(10)	95	696
Deferred income taxes	898	(339)	392	559	414
Asset impairments	—	—	296	—	296
Other, net	(457)	(119)	433	(576)	988
Change in working capital, net	(19,432)	(4,337)	3,696	(23,769)	(5,201)
Net cash (used in) provided by operating activities	(7,960)	(2,379)	15,246	(10,339)	19,734
CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition of property, plant and equipment	(1,274)	(2,110)	(2,921)	(3,384)	(6,700)
Proceeds from property, plant and equipment reimbursements	556	847	1,362	1,403	1,788
Proceeds on sale of property, plant and equipment	335	—	6	335	27
Proceeds from settlement of note receivable	—	—	4,167	—	4,167
Net cash (used in) provided by investing activities	(383)	(1,263)	2,614	(1,646)	(718)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayments on term loan	(937)	(625)	(625)	(1,562)	(1,250)
Borrowings on revolving loans	65,338	58,600	38,359	123,938	46,859
Repayments on revolving loans	(59,400)	(54,775)	(51,512)	(114,175)	(57,887)
Payment of debt issuance costs	—	—	(650)	—	(650)
Distributions to redeemable noncontrolling interest holder	—	—	(5,104)	—	(6,255)
Treasury stock purchases	(93)	(367)	(79)	(460)	(563)
Net cash provided by (used in) financing activities	4,908	2,833	(19,611)	7,741	(19,746)
EFFECTS OF EXCHANGE RATES ON CASH	475	422	(527)	897	(1,132)

NET DECREASE IN CASH AND CASH EQUIVALENTS	(2,960)	(387)	(2,278)	(3,347)	(1,862)
CASH AND CASH EQUIVALENTS, beginning of the period	31,511	31,898	14,705	31,898	14,289
CASH AND CASH EQUIVALENTS, end of the period	$28,551	$31,511	$12,427	$28,551	$12,427

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)
DMC Global
EBITDA and Adjusted EBITDA

	Three months ended			Six months ended
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025
Net income (loss)	$2,017	$(6,810)	$321	$(4,793)	$2,184
Interest expense, net	1,280	1,461	1,811	2,741	3,510
Income tax provision	1,936	1,221	1,419	3,157	4,152
Depreciation	3,588	3,715	3,707	7,303	7,367
Amortization of purchased intangible assets	4,357	4,356	4,763	8,713	9,526
EBITDA	13,178	3,943	12,021	17,121	26,739
Stock-based compensation	931	902	1,417	1,833	2,980
Strategic review and related expenses	—	—	775	—	2,073
Restructuring expenses and asset impairments	239	566	1,149	805	1,474
Executive transition costs	—	—	520	—	520
Other (income) expense, net	(15)	45	346	30	564
Adjusted EBITDA	$14,333	$5,456	$16,228	$19,789	$34,350
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(3,660)	(1,561)	(2,690)	(5,221)	(6,421)
Adjusted EBITDA attributable to DMC Global Inc.	$10,673	$3,895	$13,538	$14,568	$27,929

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)
Adjusted Net Income (Loss)* and Adjusted Diluted Earnings per Share
*Net income (loss) attributable to DMC Global Inc. prior to the adjustment of redeemable noncontrolling interest for purposes of calculating earnings per share

	Three months ended June 30, 2026
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$507	$0.03
Restructuring expenses and asset impairments, net of tax	220	0.01
As adjusted	$727	$0.04
(1) Calculated using diluted weighted average shares outstanding of 20,235,822.

	Three months ended March 31, 2026
	Amount	Per Share (1)
Net loss attributable to DMC Global Inc.*	$(6,065)	$(0.30)
Restructuring expenses and asset impairments, net of tax	368	0.02
As adjusted	$(5,697)	$(0.28)
(1) Calculated using diluted weighted average shares outstanding of 20,066,158.

	Three months ended June 30, 2025
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$116	$—
Strategic review and related expenses, net of tax	775	0.04
Restructuring expenses and asset impairments, net of tax	1,062	0.05
Executive transition costs, net of tax	520	0.03
As adjusted	$2,473	$0.12
(1) Calculated using diluted weighted average shares outstanding of 20,134,760.

	Six months ended June 30, 2026
	Amount	Per Share (1)
Net loss attributable to DMC Global Inc.*	$(5,558)	$(0.28)
Restructuring expenses and asset impairments, net of tax	588	0.03
As adjusted	$(4,970)	$(0.25)
(1) Calculated using diluted weighted average shares outstanding of 20,133,159.

	Six months ended June 30, 2025
	Amount	Per Share (1)
Net income attributable to DMC Global Inc.*	$793	$0.04
Strategic review and related expenses, net of tax	2,073	0.10
Restructuring expenses and asset impairments, net of tax	1,257	0.06
Executive transition costs, net of tax	520	0.03
As adjusted	$4,643	$0.23
(1) Calculated using diluted weighted average shares outstanding of 19,861,073.

DMC GLOBAL INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASUREMENTS TO MOST
DIRECTLY COMPARABLE GAAP FINANCIAL MEASUREMENTS
(Amounts in Thousands)
(unaudited)
Segment Adjusted EBITDA
Arcadia Products

	Three months ended			Six months ended
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025
Operating income (loss), as reported	$3,645	$(2,002)	$516	$1,643	$3,512
Adjustments:
Depreciation	1,023	1,029	1,016	2,052	2,022
Amortization of purchased intangible assets	4,357	4,356	4,763	8,713	9,526
Stock-based compensation	78	24	238	102	475
Restructuring expenses and asset impairments	47	495	192	542	517
Adjusted EBITDA	9,150	3,902	6,725	13,052	16,052
Less: adjusted EBITDA attributable to redeemable noncontrolling interest	(3,660)	(1,561)	(2,690)	(5,221)	(6,421)
Adjusted EBITDA attributable to DMC Global Inc.	$5,490	$2,341	$4,035	$7,831	$9,631
DynaEnergetics

	Three months ended			Six months ended
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025
Operating income, as reported	$3,927	$912	$6,411	$4,839	$11,999
Adjustments:
Depreciation	1,644	1,763	1,822	3,407	3,613
Restructuring expenses and asset impairments	67	71	746	138	746
Adjusted EBITDA	$5,638	$2,746	$8,979	$8,384	$16,358
NobelClad

	Three months ended			Six months ended
	Jun 30, 2026	Mar 31, 2026	Jun 30, 2025	Jun 30, 2026	Jun 30, 2025
Operating income, as reported	$2,183	$1,052	$3,407	$3,235	$8,029
Adjustments:
Depreciation	849	841	781	1,690	1,575
Restructuring expenses and asset impairments	—	—	211	—	211
Adjusted EBITDA	$3,032	$1,893	$4,399	$4,925	$9,815